UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K/A
                              (Amendment No. 1)

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   October 1, 2004


                             GLOBAL CONCEPTS, LTD.
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


     Colorado                    0-25319                 84-1191355
  --------------------------------------------------------------------------
  (State of Incorporation)   (Commission File           (IRS Employer
                              Number)                    Identification No.)


                   14 Garrison Inn Lane, Garrison NY 10524
                   ---------------------------------------
                   (Address of principal executive offices)

                               (845) 424-4100
                        -----------------------------
                        Registrant's Telephone Number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1
---------------

This amendment is being filed to include the required financial statements.

Item 2.01 Completion of Acquisition of Assets

     On October 1, 2004 Transportation Logistics acquired an eighty percent (80%) ownership interest in J&J Marketing, LLC. J&J Marketing LLC is a New York limited liability company that is engaged in the business of producing and distributing non-medicated pharmaceutical personal care products under the trademark "Savage Beauty ."

     Transportation Logistics acquired the interest from Jane Schub and Michael Schub. Mr. and Mrs. Schub are the officers of J&J Marketing. They have retained the remaining 20% interest in J&J Marketing. There is no material relationship, other than in connection with the acquisition, between either of the Schubs and Transportation Logistics or any affiliate of Transportation Logistics.

     In consideration for the transfer of the equity interest, Transportation Logistics has committed to issue to the Schubs 100,000 shares of its common stock as soon as it has sufficient authorized shares. Management anticipates that the shareholders of Transportation Logistics will approve an increase in the authorized shares at the shareholders meeting scheduled for November 8, 2004.

     In connection with the acquisition, Transportation Logistics granted to the Schubs an option to purchase Transportation Logistics' interest in J&J Marketing. The Schubs may exercise the option only in the event of a Liquidity Event. A "Liquidity Event" is defined to mean a liquidation, dissolution or winding up of Transportation Logistics, a merger or acquisition involving Transportation Logistics in which it is not the surviving entity, a sale of substantially all of its assets, certain bankruptcy or insolvency proceedings, or the delisting of the common stock of Transportation Logistics by the OTC Bulletin Board. The exercise price, if the Schubs exercise the option, will be the market value of 250,000 shares of Transportation Logistics common stock or, if prices are not quoted for the common stock, $12,500. The option expires on May 15, 2005.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements

1.   Financial Statements of J&J Marketing, LLC.

2.   Pro Forma Financial Statements.

(c)  Exhibits

10-a. Acquisition Agreement dated October 1, 2004 between Transportation Logistics Int'l, Inc. and the members of J&J Marketing LLC. - previously filed.

10-b. Option Agreement dated October 1, 2004 among Transportation Logistics Int'l, Inc., J&J Marketing LLC, and Jane and Michael Schub. - previously filed.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL CONCEPTS, LTD.


Dated: January 18, 2005                 By:/s/ Michael Margolies
                                        ----------------------------
                                        Michael Margolies
                                        Chief Executive Officer

                      *       *       *       *       *

                             J & J MARKETING, LLC
                             FINANCIAL STATEMENT
                    FOR THE SIX MONTHS ENDED JUNE 30, 2004
               AND FOR THE YEARS ENDED DECEMBER 31, 2003 & 2002

                                                    Page

Independent Accountant's Report                       1

Financial Statement
 Combined Balance Sheet                               2

 Combined Statement of Operations, Member's Equity
  and Retained Earnings                               3

 Combined Statement of Cash Flows                     4

 Notes to Combined Financial Statement             5-10



                      INDEPENDENT ACCOUNTANT'S REPORT


To the Members
J & J Marketing, LLC
Garrison, New York

I have audited the accompanying combined balance sheets of J&J Marketing, LLC as of June 30, 2004, December 31, 2003 & December 31, 2002 and the related statements of operations, member's equity and retained earnings for the six months and years then ended with generally accepted auditing standards issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of J & J Marketing, LLC. My responsibility is to express an opinion on these financial statements based on my audit.

An audit includes assessing the accounting principles used and significant estimates made by management, as well as evalutating the overall financial statement presentation. I believe my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of J&J Marketing, LLC in accordance with generally accepted accounting principles applies on a consistent basis.


                                               Thomas J. Kellermann
Westbury, New York
November 17, 2004

                           J & J MARKETING, LLC
                               BALANCE SHEET
               AS AT JUNE 30, 2004, DECEMBER 31, 2003 & 2002

ASSETS                              6/30/04         12/31/03        12/31/02
Current Assets                      -------         --------        --------
 Cash                            $     848        $   1,366        $  3,117
 Accounts receivable, net            3,527            2,076           1,901
 Inventories                         8,583            6,382           1,753
                                   -------          -------         -------
 Total Current Assets               12,958            9,824           6,771


TOTAL ASSETS                     $  12,958        $   9,824        $  6,771
                                   =======          =======         =======
LIABILITIES, MEMBERS' AND
 STOCKHOLDER'S EQUITY               6/30/04         12/31/03        12/31/02
                                    -------         --------        --------
Current Liabilities

 Accounts payable and accrued
  expenses                       $  27,640        $  16,175        $    633


Members' Equity

 Member's Equity (deficit)         (14,683)          (6,351)          6,138
                                   -------          -------         -------
 Total Member's and Stockholder's
  Equity                           (14,683)          (6,351)          6,138
                                   -------          -------         -------
TOTAL LIABILITIES, MEMBER'S AND
 STOCKHOLDER'S EQUITY            $  12,958        $   9,824        $  6,771
                                   =======          =======         =======


See accompanying Notes and Accountants' Report.

                            J & J MARKETING, LLC

   COMBINED STATEMENT OF OPERATIONS, MEMBER'S EQUITY AND RETAINED EARNINGS
                  FOR THE SIX MONTHS ENDED JUNE 30, 2004
             AND FOR THE YEARS ENDED DECEMBER 31, 2003 &  2002


                                   2004           2003           2002
                              (thru June 30)
                              -----------------------------------------
Sales                          $  20,518       $  45,966      $  23,250

Cost of sales                      9,443           9,515          7,760
                                --------        --------       --------
Gross profit                      11,075          36,450         15,490

Operating expenses:
 Selling                           5,516          27,798         13,111
 General and administrative       18,891          27,174          6,333
                                --------        --------       --------
 Total Operating Expenses         24,407          54,971         19,444
                                --------        --------       --------
Net Operating income             (13,332)        (18,521)        (3,954)

Member's Equity and Retained
 Earnings, beginning of period    (6,351)          6,138              -

Contributions from Members         5,000           6,032         10,092
                                --------        --------       --------
Member's Equity and Retained
Earnings, end of period        $ (14,683)      $  (6,351)     $   6,138
                                ========        ========       ========

See Accompanying Notes and Accountants' Report.

                           J & J MARKETING, LLC
                     COMBINED STATEMENT OF CASH FLOWS
                  FOR THE SIX MONTHS ENDED JUNE 30, 2004
             AND FOR THE YEARS ENDED DECEMBER 31, 2003 &  2002

                                 2004            2003             2002
                            (thru June 30)
                            -------------------------------------------
Net income                    $ (13,332)      $ (18,521)      $ (3,954)

Adjustments to reconcile
 net income to net cash
 used for operating activities:

 Increase (decrease) in
  accounts receivable            11,451             175          1,901
 Increase (decrease) in
  inventory                       2,201         (11,139)         1,753
 Increase in accounts
  payable and accrued expenses   11,465          15,542            633
                               --------        --------        -------
 CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES           11,785         (13,944)           333
                               --------        --------        -------
 CASH FLOWS (USED IN)
  INVESTING ACTIVITIES                -               -              -
                               --------        --------        -------
CASH FLOWS FROM FINANCING
 ACTIVITIES
 Loans from (to) members        (12,303)         12,193          2,784
                               --------        --------        -------
 CASH FLOWS USED IN FINANCING
  ACTIVITIES                    (12,303)         12,193          2,784
                               --------        --------        -------

INCREASE IN CASH                   (518)         (1,751)         3,117

CASH - BEGINNING OF PERIOD        1,366           3,117              -
                               --------        --------        -------
CASH - END OF PERIOD          $     848       $   1,366       $  3,117
                               ========        ========        =======

See accompanying Notes and Accountants' Report.

                            J & J MARKETING, LLC
                       NOTES TO FINANCIAL STATEMENTS
                  FOR THE SIX MONTHS ENDED JUNE 30, 2004
             AND FOR THE YEARS ENDED DECEMBER 31, 2003 &  2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant account policies of J&J Marketing, LLC and Affiliates (The Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Business Operations

J&J Marketing, LLC is a limited liability company organized on June 24, 2002 (the company.) From June 24, 2002 until May 2003, the company produced and marketed the Jules & Jane skin care products under license from J Group Holdings, Inc. Subsequent to May 2003, the Company developed and currently produces and markets the Savage Beauty line of skin care products. Through a network of independent sales representatives, the company has commercial distribution of its products within the United States and abroad. Savage
Beauty is currently sold in more than 75 retail stores, including more than 20 Whole Foods Markets across the United States. Savage Beauty is designed to take advantage of the skyrocketing interest in natural and organic personal care products both within and outside the category's traditional customer base, through a combination of strict adherence to the highest organic and natural standards with upscale, sophisticated packaging.

Accounts Receivables

Accounts receivable are considered by management to be fully collectible. Accordingly, an allowance for doubtful accounts has not been provided.

Inventories

Inventories are valued at the lower of cost or market (first-in, first-out method).

Advertising Costs

The Company's policy is to expense advertising costs as incurred. Advertising expense for the six months ended June 30, 2004 and the years ended December 31, 2003 & 2002, was $805, $1,371, and $428, respectively.

                            J & J MARKETING, LLC
                       NOTES TO FINANCIAL STATEMENTS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2004
              AND FOR THE YEARS ENDED DECEMBER 31, 2003 &  2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company has elected to be taxed as a limited liability company, for federal and New York State income tax purposes. In lieu of corporate income taxes, the Company's taxable income is reported by the members on their personal tax returns.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilites and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.

Actual results could differ from those estimates.

                       *       *       *       *       *

Unaudited Pro Forma Condensed Financial Statements

On October 1, 2004 Global Concepts Ltd. and Subsidiaries (the "Company") acquired an eighty percent (80%) ownership interest in J&J Marketing, LLC. J&J Marketing LLC is a New York limited liability company that is engaged in the business of producing and distributing non-medicated pharmaceutical personal care products under the trademark "Savage Beauty".

Under the terms of the agreement, the Company has committed to the issuance of 100,000 shares of its common stock as soon as it has sufficient authorized shares. The shareholders of the Company approved an increase in the authorized shares at the shareholders meeting on November 8, 2004. Additionally, the minority members were granted an option to purchase the Company's interest in J&J Marketing. The minority members may exercise the option only in the event of a Liquidity Event. A "Liquidity Event" is defined to mean a liquidation, dissolution or winding up of the Company, a merger or acquisition involving the Company in which it is not the surviving entity, a sale of substantially all of its assets, certain bankruptcy or insolvency proceedings, or the delisting of the common stock of the Company by the OTC Bulletin Board. The exercise price, if the minority members exercise the option, will be the market value of 250,000 shares of the Company's common stock or, if prices are not quoted for the common stock, $12,500. The option expires on May 15, 2005.

The following unaudited pro forma condensed financial statements of the Company have been prepared to indicate how the financial statements of the Company might have looked if the Merger with J&J Marketing and transactions related to that Merger had occurred as of the beginning of the period presented.

The pro forma condensed financial statements have been prepared using the unaudited historical financial statements of the Company and J&J Marketing as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

The pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the Merger been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

                    Global Concepts, Ltd. and Subsidiaries
                  Unaudited Pro Forma Condensed Balance Sheet
                              September 30, 2004


                         Global
                         Concepts,        J&J         Pro          Pro
                         Ltd. and         Marketing   Forma        Forma
                         Subsidiaries     LLC         Adjustments  Consolidated
                         ------------------------------------------------------
         Assets
Current Assets
 Cash                    $     227       $   1,273    $       -     $    1,500
 Accounts receivable,
  net                            -           3,527            -          3,527
 Inventories                     -           8,583            -          8,583
                          --------        --------      -------        -------
 Total Current Assets          227          13,383            -         13,610
                          --------        --------      -------        -------
Other Assets
 Deposit on acquisition    250,000               -            -        250,000
 Goodwill                   23,524               -       17,407 (1)(2)  40,931
                          --------        --------      -------        -------
 Total Other Assets        273,524               -       17,407        290,931
                          --------        --------      -------        -------

 Total Assets              273,751          13,383       17,407        304,541
                          ========        ========      =======        =======

  Liablities and Stockholders' (Members') (Deficit)
Current Liabilities
 Accounts payable and
  accrued expenses         135,509          27,642            -        163,151
 Notes payable             350,000               -            -        350,000
 Convertible debenture     200,000               -            -        200,000
 Net liabilities
  of discontinued
  operations             1,265,927               -            -      1,265,927
                         ---------        --------      -------      ---------
 Total Current
  Liabilities            1,951,436          27,642            -      1,979,078

Loan Payable             1,076,619               -            -      1,076,619
                         ---------        --------      -------      ---------
Total Liabilities        3,028,055          27,642            -      3,055,697
                         ---------        --------      -------      ---------
Stockholders' (Members')
 Equity
 Preferred stock            10,000               -            -         10,000
 Common stock and
  additional paid in
  capital                4,442,392               -        6,000 (1)  4,448,392
 Retained (deficit)/
  Members'(deficit)     (5,807,780)        (14,259)      11,407 (2) (5,822,039)
 Consulting services
  to be provided        (1,398,916)              -            -     (1,398,916)
                         ---------        --------      -------      ---------
Total Stockholders'
 (Members') (deficit)   (2,754,304)        (14,259)      17,407     (2,768,563)
                         ---------        --------      -------      ---------
Total Liabilities and
 Stockholders'
 (Members') (Deficit)   $  273,751       $  13,383    $  17,407    $   287,134
                         =========        ========      =======      =========

                    Global Concepts, Ltd. and Subsidiaries
           Unaudited Pro Forma Condensed Statement of Operations
                For the Nine Months Ended September 30, 2004

                         Global
                         Concepts,        J&J         Pro          Pro
                         Ltd. and         Marketing   Forma        Forma
                         Subsidiaries     LLC         Adjustments  Consolidated
                         ------------------------------------------------------
Operating Revenues       $   10,350     $   27,904   $      -     $   38,524
Direct Operating
 Expenses                         -         12,974          -         12,974
                           --------        -------     ------        -------
Gross Profit                 10,350         14,930          -         25,550
                           --------        -------     ------        -------
Operating Expenses
 Selling, general and
  administrative             86,382         27,838          -        114,220
 Stock based compensation   301,084              -          -        301,084
                           --------        -------     ------        -------
Total Operating Expenses    387,466         27,838          -        415,304
                           --------        -------     ------        -------
Loss Before Income Taxes   (377,116)       (12,908)         -       (390,024)
(Provision) Benefit for
 Income Taxes                     -              -          -              -
                           --------        -------     ------        -------
Loss from continuing
 operations              $ (377,116)    $  (12,908)  $      -     $ (390,024)
                           ========        =======     ======        =======
Loss Per Common Share,
 basic and diluted       $    (0.01)                              $    (0.01)
                           ========                                  =======

                     Global Concepts, Ltd. and Subsidiaries
             Unaudited Pro Forma Condensed Statement of Operations
                      For the Year Ended December 31, 2003

                         Global
                         Concepts,        J&J         Pro          Pro
                         Ltd. and         Marketing   Forma        Forma
                         Subsidiaries     LLC         Adjustments  Consolidated
                         ------------------------------------------------------
Operating Revenues       $   65,533     $   45,966   $      -     $  111,499
Direct Operating
 Expenses                         -          9,516          -          9,516
                           --------        -------     ------        -------
Gross Profit                 65,533         36,450          -        101,983
                           --------        -------     ------        -------
Operating Expenses
 Selling, general and
  administrative            138,489         54,971          -        193,460
 Stock based compensation   635,500              -          -        635,500
                           --------        -------     ------        -------
Total Operating Expenses    773,989         54,971          -        828,960
                           --------        -------     ------        -------
Loss Before Income Taxes   (708,456)       (18,521)         -       (726,977)
(Provision) Benefit for
 Income Taxes                     -              -          -              -
                           --------        -------     ------        -------
Loss from continuing
 operations              $ (708,456)    $  (18,521)  $     -      $ (726.977)
                           ========        =======     ======        =======
Loss Per Common Share,
 basic and diluted       $    (0.02)                              $    (0.01)
                           ========                                  =======


(1) Recognition of common stock of the Company issued for the acquisition of J&J Marketing and goodwill
(2) Represents elimination of 80% of J&J Marketing members' equity upon acquisition
                                     -10-